Third Quarter 2022
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables in this Supplemental Financial Information dated October 17, 2022, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

i

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2022			2021
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Statement of Income Data
Total interest income	$128,483	$110,214	$95,127	$97,219	$96,665
Total interest expense	17,099	8,043	6,945	7,464	8,189
Net interest income	111,384	102,171	88,182	89,755	88,476
Total noninterest income	22,592	33,214	41,392	53,219	59,006
Total noninterest expense	81,847	96,997	89,272	90,902	95,007
Earnings before income taxes and provisions for credit losses	52,129	38,388	40,302	52,072	52,475
Provisions for credit losses	11,367	12,318	(4,247)	(10,769)	(2,531)
Income tax expense	8,931	6,717	9,313	14,006	9,716
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation(a)	$31,831	$19,345	$35,236	$48,827	$45,290
Net interest income (tax-equivalent basis)	$112,145	$102,926	$88,932	$90,537	$89,230
Adjusted net income*	$32,117	$30,051	$35,365	$42,551	$42,699
Adjusted pre-tax, pre-provision earnings*	$52,516	$52,856	$40,476	$43,573	$51,240
Per Common Share
Diluted net income	$0.68	$0.41	$0.74	$1.02	$0.94
Adjusted diluted net income*	0.68	0.64	0.74	0.89	0.89
Book value	27.30	28.15	29.06	30.13	29.36
Tangible book value*	21.85	22.67	23.62	24.67	23.90
Adjusted tangible book value*	25.84	25.24	25.12	24.55	23.63
Weighted average number of shares outstanding - fully diluted	47,024,611	47,211,650	47,723,902	47,896,715	48,007,147
Period-end number of shares	46,926,377	46,881,896	47,487,874	47,549,241	47,707,634
Selected Balance Sheet Data
Cash and cash equivalents	$618,290	$872,861	$1,743,311	$1,797,740	$1,324,564
Loans held for investment (HFI)	9,105,016	8,624,337	8,004,976	7,604,662	7,294,674
Allowance for credit losses(b)	(134,476)	(126,272)	(120,049)	(125,559)	(139,446)
Mortgage loans held for sale(c)	97,011	222,400	318,549	672,924	755,210
Commercial loans held for sale	33,722	37,815	78,179	79,299	100,496
Investment securities, at fair value	1,485,133	1,621,344	1,686,738	1,681,892	1,577,337
Other real estate owned, net	5,919	9,398	9,721	9,777	10,015
Total assets	12,258,082	12,193,862	12,674,191	12,597,686	11,810,290
Interest-bearing deposits	7,039,568	7,647,782	8,208,580	8,096,683	7,462,349
Noninterest-bearing deposits	2,966,514	2,895,520	2,787,698	2,740,214	2,609,569
Total deposits	10,006,082	10,543,302	10,996,278	10,836,897	10,071,918
Borrowings	722,940	160,400	155,733	171,778	172,710
Total common shareholders' equity	1,281,161	1,319,852	1,379,776	1,432,602	1,400,913
Selected Ratios
Return on average:
Assets	1.05%	0.62%	1.13%	1.60%	1.51%
Shareholders' equity	9.45%	5.74%	10.1%	13.7%	12.9%
Tangible common equity*	11.7%	7.09%	12.4%	16.8%	15.9%
Average shareholders' equity to average assets	11.1%	10.9%	11.2%	11.7%	11.7%
Net interest margin (NIM) (tax-equivalent basis)	3.93%	3.52%	3.04%	3.19%	3.20%
Efficiency ratio (GAAP)	61.1%	71.6%	68.9%	63.6%	64.4%
Core efficiency ratio (tax-equivalent basis)*	60.7%	61.1%	68.1%	67.0%	64.7%
Loans HFI to deposit ratio	91.0%	81.8%	72.8%	70.2%	72.4%
Total loans to deposit ratio	92.3%	84.3%	76.4%	77.1%	80.9%
Noninterest-bearing deposits to total deposits	29.6%	27.5%	25.4%	25.3%	25.9%
Yield on interest-earning assets	4.53%	3.80%	3.28%	3.45%	3.49%
Cost of interest-bearing liabilities	0.90%	0.40%	0.34%	0.38%	0.42%
Cost of total deposits	0.52%	0.25%	0.20%	0.22%	0.26%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	1.48%	1.46%	1.50%	1.65%	1.91%
Net (recoveries) charge-offs as a percentage of average loans HFI	0.00%	0.09%	(0.03)%	0.12%	0.13%
Nonperforming loans HFI as a percentage of total loans HFI	0.47%	0.51%	0.51%	0.62%	0.59%
Nonperforming assets as a percentage of total assets(c)	0.62%	0.46%	0.44%	0.50%	0.50%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	10.5%	10.8%	10.9%	11.4%	11.9%
Tangible common equity to tangible assets*	8.54%	8.90%	9.03%	9.51%	9.87%
Tier 1 capital (to average assets)	10.7%	10.2%	10.2%	10.5%	10.4%
Tier 1 capital (to risk-weighted assets)(d)	11.2%	11.8%	12.3%	12.6%	12.7%
Total capital (to risk-weighted assets)(d)	13.2%	13.6%	14.2%	14.5%	14.6%
Common equity Tier 1 (to risk-weighted assets) (CET1)(d)	10.9%	11.5%	12.0%	12.3%	12.4%
(a) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the second quarter of 2022 and the fourth quarter of 2021.
(b) Excludes reserve for credit losses on unfunded commitments of $23,577, $20,399, $16,262, $14,380, and $13,503 recorded in accrued expenses and other liabilities as of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.
(c)Includes optional right to repurchase seriously delinquent GNMA loans previously sold recorded as of September 30, 2022. See nonperforming assets summary on page 14 of earnings release supplement.
(d) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	4

Consolidated Statements of Income
For the Quarter Ended
(Unaudited)
(In Thousands, Except Share Data and %)
						Q3 2022	Q3 2022
						vs.	vs.
	2022			2021		Q2 2022	Q3 2021
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$116,664	$99,655	$86,864	$89,996	$89,993	17.1%	29.6%
Interest on securities
Taxable	6,843	6,499	5,420	4,534	3,989	5.29%	71.5%
Tax-exempt	1,818	1,842	1,866	1,885	1,883	(1.30)%	(3.45)%
Other	3,158	2,218	977	804	800	42.4%	294.8%
Total interest income	128,483	110,214	95,127	97,219	96,665	16.6%	32.9%
Interest expense:
Deposits	13,133	6,591	5,462	5,848	6,596	99.3%	99.1%
Borrowings	3,966	1,452	1,483	1,616	1,593	173.1%	149.0%
Total interest expense	17,099	8,043	6,945	7,464	8,189	112.6%	108.8%
Net interest income	111,384	102,171	88,182	89,755	88,476	9.02%	25.9%
Provision for credit losses	8,189	8,181	(6,129)	(11,646)	(2,832)	0.10%	(389.2)%
Provision for credit losses on unfunded commitments	3,178	4,137	1,882	877	301	(23.2)%	955.8%
Net interest income after provisions for credit losses	100,017	89,853	92,429	100,524	91,007	11.3%	9.90%
Noninterest income:
Mortgage banking income	12,384	22,559	29,531	31,350	45,384	(45.1)%	(72.7)%
Service charges on deposit accounts	3,208	2,908	2,914	2,817	2,612	10.3%	22.8%
ATM and interchange fees	2,614	5,353	5,087	5,310	4,868	(51.2)%	(46.3)%
Investment services and trust income	2,227	2,275	2,132	1,040	2,511	(2.11)%	(11.3)%
(Loss) gain from securities, net	(140)	(109)	(152)	46	51	28.4%	(374.5)%
Gain (loss) on sales or write-downs of other real estate owned	435	(26)	(498)	26	2,005	(1,773.1)%	(78.3)%
(Loss) gain from other assets	(6)	18	64	161	177	(133.3)%	(103.4)%
Other income	1,870	236	2,314	12,469	1,398	692.4%	33.8%
Total noninterest income	22,592	33,214	41,392	53,219	59,006	(32.0)%	(61.7)%
Total revenue	133,976	135,385	129,574	142,974	147,482	(1.04)%	(9.16)%
Noninterest expenses:
Salaries, commissions and employee benefits	51,028	55,181	59,443	58,562	62,818	(7.53)%	(18.8)%
Occupancy and equipment expense	6,011	5,853	5,403	5,549	5,979	2.70%	0.54%
Legal and professional fees	4,448	3,116	2,607	2,460	2,177	42.7%	104.3%
Data processing	2,334	2,404	2,481	2,531	2,595	(2.91)%	(10.1)%
Amortization of core deposits and other intangibles	1,108	1,194	1,244	1,295	1,344	(7.20)%	(17.6)%
Advertising	2,050	2,031	4,033	3,909	4,200	0.94%	(51.2)%
Mortgage restructuring expense	—	12,458	—	—	—	(100.0)%	100.0%
Other expense	14,868	14,760	14,061	16,596	15,894	0.73%	(6.46)%
Total noninterest expense	81,847	96,997	89,272	90,902	95,007	(15.6)%	(13.9)%
Income before income taxes	40,762	26,070	44,549	62,841	55,006	56.4%	(25.9)%
Income tax expense	8,931	6,717	9,313	14,006	9,716	33.0%	(8.08)%
Net income applicable to FB Financial Corporation and noncontrolling interest	31,831	19,353	35,236	48,835	45,290	64.5%	(29.7)%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$31,831	$19,345	$35,236	$48,827	$45,290	64.5%	(29.7)%
Weighted average common shares outstanding:
Basic	46,908,520	47,111,055	47,530,520	47,683,682	47,412,214	(0.43)%	(1.06)%
Fully diluted	47,024,611	47,211,650	47,723,902	47,896,715	48,007,147	(0.40)%	(2.05)%
Earnings per common share:
Basic	$0.68	$0.41	$0.74	$1.02	$0.96	65.9%	(29.2)%
Fully diluted	0.68	0.41	0.74	1.02	0.94	65.9%	(27.7)%
Fully diluted - adjusted*	0.68	0.64	0.74	0.89	0.89	6.25%	(23.6)%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2022
	For the Nine Months Ended		vs.
	September 30,		2021
	2022	2021	Percent variance
Interest income:
Interest and fees on loans	$303,183	$269,266	12.6%
Interest on securities
Taxable	18,762	10,652	76.1%
Tax-exempt	5,526	5,772	(4.26)%
Other	6,353	2,089	204.1%
Total interest income	333,824	287,779	16.0%
Interest expense:
Deposits	25,186	24,341	3.47%
Borrowings	6,901	5,823	18.5%
Total interest expense	32,087	30,164	6.38%
Net interest income	301,737	257,615	17.1%
Provision for credit losses	10,241	(27,349)	(137.4)%
Provision for credit losses on unfunded commitments	9,197	(2,875)	(419.9)%
Net interest income after provisions for credit losses	282,299	287,839	(1.92)%
Noninterest income:
Mortgage banking income	64,474	136,215	(52.7)%
Service charges on deposit accounts	9,030	7,217	25.1%
ATM and interchange fees	13,054	14,590	(10.5)%
Investment services and trust income	6,634	7,518	(11.8)%
(Loss) gain from securities, net	(401)	278	(244.2)%
(Loss) gain on sales or write-downs of other real estate owned	(89)	2,478	(103.6)%
Gain from other assets	76	162	(53.1)%
Other income	4,420	6,578	(32.8)%
Total noninterest income	97,198	175,036	(44.5)%
Total revenue	398,935	432,651	(7.79)%
Noninterest expenses:
Salaries, commissions and employee benefits	165,652	189,756	(12.7)%
Occupancy and equipment expense	17,267	17,184	0.48%
Legal and professional fees	10,171	6,701	51.8%
Data processing	7,219	7,456	(3.18)%
Amortization of core deposit and other intangibles	3,546	4,178	(15.1)%
Advertising	8,114	10,012	(19.0)%
Mortgage restructuring expense	12,458	—	100.0%
Other expense	43,689	47,378	(7.79)%
Total noninterest expense	268,116	282,665	(5.15)%
Income before income taxes	111,381	180,210	(38.2)%
Income tax expense	24,961	38,744	(35.6)%
Net income applicable to noncontrolling interest and FB Financial Corporation	86,420	141,466	(38.9)%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$86,412	$141,458	(38.9)%
Weighted average common shares outstanding:
Basic	47,181,853	47,345,984	(0.35)%
Fully diluted	47,315,100	47,983,494	(1.39)%
Earnings per common share:
Basic	$1.83	$2.99	(38.8)%
Fully diluted	1.83	2.95	(37.9)%
*This measure is considered a non-GAAP financial measure. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q3 2022	Q3 2022
						vs.	vs.
	2022			2021		Q2 2022	Q3 2021
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$193,301	$79,402	$61,637	$91,333	$100,568	569.1%	92.2%
Federal funds sold and reverse repurchase agreements	115,140	233,588	134,763	128,087	145,333	(201.2)%	(20.8)%
Interest-bearing deposits in financial institutions	309,849	559,871	1,546,911	1,578,320	1,078,663	(177.2)%	(71.3)%
Cash and cash equivalents	618,290	872,861	1,743,311	1,797,740	1,324,564	(115.7)%	(53.3)%
Investments:
Available-for-sale debt securities, at fair value	1,482,171	1,618,241	1,683,525	1,678,525	1,572,558	(33.4)%	(5.75)%
Equity securities, at fair value	2,962	3,103	3,213	3,367	4,779	(18.0)%	(38.0)%
Federal Home Loan Bank stock, at cost	58,587	34,581	34,433	32,217	27,601	275.4%	112.3%
Mortgage loans held for sale, at fair value	97,011	222,400	318,549	672,924	755,210	(223.7)%	(87.2)%
Commercial loans held for sale, at fair value	33,722	37,815	78,179	79,299	100,496	(42.9)%	(66.4)%
Loans held for investment	9,105,016	8,624,337	8,004,976	7,604,662	7,294,674	22.1%	24.8%
Less: allowance for credit losses	134,476	126,272	120,049	125,559	139,446	25.8%	(3.56)%
Net loans	8,970,540	8,498,065	7,884,927	7,479,103	7,155,228	22.1%	25.4%
Premises and equipment, net	143,277	142,474	142,550	143,739	144,737	2.24%	(1.01)%
Other real estate owned, net	5,919	9,398	9,721	9,777	10,015	(146.9)%	(40.9)%
Operating lease right-of-use assets	61,444	41,070	41,037	41,686	44,006	196.8%	39.6%
Interest receivable	39,034	40,393	39,069	38,528	41,393	(13.3)%	(5.70)%
Mortgage servicing rights, at fair value	171,427	158,678	144,675	115,512	110,591	31.9%	55.0%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	13,407	14,515	15,709	16,953	18,248	(30.3)%	(26.5)%
Bank-owned life insurance	74,976	74,605	74,232	73,519	73,122	1.97%	2.54%
Other assets	242,754	183,102	218,500	172,236	185,181	129.3%	31.1%
Total assets	$12,258,082	$12,193,862	$12,674,191	$12,597,686	$11,810,290	2.09%	3.79%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,966,514	$2,895,520	$2,787,698	$2,740,214	$2,609,569	9.73%	13.7%
Interest-bearing checking	2,648,161	3,338,561	3,639,779	3,418,666	2,850,795	(82.0)%	(7.11)%
Money market and savings	3,228,337	3,131,463	3,513,485	3,546,936	3,424,065	12.3%	(5.72)%
Customer time deposits	1,160,726	1,171,941	1,046,899	1,103,594	1,159,472	(3.80)%	0.11%
Brokered and internet time deposits	2,344	5,817	8,417	27,487	28,017	(236.9)%	(91.6)%
Total deposits	10,006,082	10,543,302	10,996,278	10,836,897	10,071,918	(20.2)%	(0.65)%
Borrowings	722,940	160,400	155,733	171,778	172,710	1,391.4%	318.6%
Operating lease liabilities	70,610	45,917	45,528	46,367	48,875	213.4%	44.5%
Accrued expenses and other liabilities	177,196	124,298	96,783	109,949	115,781	168.8%	53.0%
Total liabilities	10,976,828	10,873,917	11,294,322	11,164,991	10,409,284	3.75%	5.45%
Shareholders' equity:
Common stock, $1 par value	46,926	46,882	47,488	47,549	47,708	0.37%	(1.64)%
Additional paid-in capital	867,139	864,614	888,168	892,529	897,428	1.16%	(3.38)%
Retained earnings	554,536	528,851	515,664	486,666	443,140	19.3%	25.1%
Accumulated other comprehensive (loss) income, net	(187,440)	(120,495)	(71,544)	5,858	12,637	220.4%	(1,583.3)%
Total common shareholders' equity	1,281,161	1,319,852	1,379,776	1,432,602	1,400,913	(11.6)%	(8.55)%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,281,254	1,319,945	1,379,869	1,432,695	1,401,006	(11.6)%	(8.55)%
Total liabilities and shareholders' equity	$12,258,082	$12,193,862	$12,674,191	$12,597,686	$11,810,290	2.09%	3.79%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	September 30, 2022			June 30, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$8,810,094	$114,488	5.16%	$8,323,778	$96,692	4.66%
Mortgage loans held for sale(b)	124,358	1,626	5.19%	215,779	2,350	4.37%
Commercial loans held for sale	36,291	670	7.32%	56,460	718	5.10%
Securities:(b)
Taxable	1,469,934	6,843	1.85%	1,474,999	6,499	1.77%
Tax-exempt(a)	298,905	2,459	3.26%	307,719	2,492	3.25%
Total securities(a)	1,768,839	9,302	2.09%	1,782,718	8,991	2.02%
Federal funds sold and reverse repurchase agreements	160,597	877	2.17%	221,929	421	0.76%
Interest-bearing deposits with other financial institutions	361,684	1,850	2.03%	1,081,474	1,551	0.58%
FHLB stock	49,478	431	3.46%	34,536	246	2.86%
Total interest-earning assets(a)	11,311,341	129,244	4.53%	11,716,674	110,969	3.80%
Noninterest-earning assets:
Cash and due from banks	109,681			91,230
Allowance for credit losses	(127,710)			(120,297)
Other assets	744,803			739,872
Total noninterest-earning assets	726,774			710,805
Total assets	$12,038,115			$12,427,479
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,821,415	$5,831	0.82%	$3,415,135	$3,285	0.39%
Money market(c)	2,551,521	4,684	0.73%	2,842,026	1,416	0.20%
Savings deposits	515,882	70	0.05%	508,511	68	0.05%
Customer time deposits(c)	1,151,843	2,535	0.87%	1,129,668	1,798	0.64%
Brokered and internet time deposits(c)	3,501	13	1.47%	6,387	24	1.51%
Time deposits	1,155,344	2,548	0.87%	1,136,055	1,822	0.64%
Total interest-bearing deposits	7,044,162	13,133	0.74%	7,901,727	6,591	0.33%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	29,580	12	0.16%	27,233	12	0.18%
Federal Home Loan Bank advances	329,130	2,155	2.60%	—	—	—%
Subordinated debt	127,263	1,792	5.59%	129,691	1,434	4.43%
Other borrowings	1,457	7	1.91%	1,480	6	1.63%
Total other interest-bearing liabilities	487,430	3,966	3.23%	158,404	1,452	3.68%
Total interest-bearing liabilities	7,531,592	17,099	0.90%	8,060,131	8,043	0.40%
Noninterest-bearing liabilities:
Demand deposits	2,973,650			2,879,662
Other liabilities	196,637			134,892
Total noninterest-bearing liabilities	3,170,287			3,014,554
Total liabilities	10,701,879			11,074,685
Total common shareholders' equity	1,336,143			1,352,701
Noncontrolling interest	93			93
Total equity	1,336,236			1,352,794
Total liabilities and shareholders' equity	$12,038,115			$12,427,479
Net interest income(a)		$112,145			$102,926
Interest rate spread(a)			3.63%			3.40%
Net interest margin(a)			3.93%			3.52%
Cost of total deposits			0.52%			0.25%
Average interest-earning assets to average interest-bearing liabilities			150.2%			145.4%
Tax-equivalent adjustment		$761			$755
Loans HFI yield components:
Contractual interest rate(a)		$106,405	4.79%		$88,005	4.24%
Origination and other loan fee income		6,665	0.30%		6,927	0.33%
Accretion on purchased loans		949	0.05%		64	—%
Nonaccrual interest		469	0.02%		546	0.03%
Syndication fee income		—	—%		1,150	0.06%
Total loans HFI yield		$114,488	5.16%		$96,692	4.66%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $931 and $932 of interest rate premium accretion on money market deposits, $180 and $207 of interest rate premium accretion on customer time deposits and $5 and $11 of interest rate premium accretion on brokered and internet deposits for the three months ended September 30, 2022 and June 30, 2022, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2022			December 31, 2021			September 30, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,762,566	$82,463	4.31%	$7,452,342	$84,315	4.49%	$7,245,313	$84,115	4.61%
Mortgage loans held for sale(b)	470,005	3,566	3.08%	700,044	4,765	2.70%	709,654	4,687	2.62%
Commercial loans held for sale	78,567	928	4.79%	87,568	1,033	4.68%	108,863	1,282	4.67%
Securities:(b)
Taxable	1,380,897	5,420	1.59%	1,270,749	4,534	1.42%	1,117,647	3,989	1.42%
Tax-exempt(a)	318,849	2,523	3.21%	318,579	2,550	3.18%	311,151	2,546	3.25%
Total securities(a)	1,699,746	7,943	1.90%	1,589,328	7,084	1.77%	1,428,798	6,535	1.81%
Federal funds sold	206,829	192	0.38%	129,379	183	0.56%	145,315	135	0.37%
Interest-bearing deposits with other financial institutions	1,599,991	638	0.16%	1,280,183	479	0.15%	1,404,772	508	0.14%
FHLB stock	32,894	147	1.81%	28,525	142	1.98%	28,422	157	2.19%
Total interest-earning assets(a)	11,850,598	95,877	3.28%	11,267,369	98,001	3.45%	11,071,137	97,419	3.49%
Noninterest-earning assets:
Cash and due from banks	93,419			102,398			107,263
Allowance for credit losses	(125,980)			(139,684)			(144,652)
Other assets	823,452			855,734			881,314
Total noninterest-earning assets	790,891			818,448			843,925
Total assets	$12,641,489			$12,085,817			$11,915,062
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,559,755	$2,457	0.28%	$2,983,741	$2,169	0.29%	$2,937,273	$2,298	0.31%
Money market(e)	3,017,746	1,572	0.21%	3,017,574	2,053	0.27%	2,997,595	2,322	0.31%
Savings deposits	487,945	64	0.05%	463,002	63	0.05%	439,470	60	0.05%
Customer time deposits(e)	1,077,386	1,320	0.50%	1,123,955	1,492	0.53%	1,200,760	1,840	0.61%
Brokered and internet time deposits(e)	16,065	49	1.24%	27,812	71	1.01%	32,009	76	0.94%
Time deposits	1,093,451	1,369	0.51%	1,151,767	1,563	0.54%	1,232,769	1,916	0.62%
Total interest-bearing deposits	8,158,897	5,462	0.27%	7,616,084	5,848	0.30%	7,607,107	6,596	0.34%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,056	14	0.19%	41,338	21	0.20%	40,437	20	0.20%
Subordinated debt	129,578	1,460	4.57%	129,493	1,591	4.87%	129,395	1,565	4.80%
Other borrowings	1,502	9	2.43%	1,525	4	1.04%	1,547	8	2.05%
Total other interest-bearing liabilities	161,136	1,483	3.73%	172,356	1,616	3.72%	171,379	1,593	3.69%
Total interest-bearing liabilities	8,320,033	6,945	0.34%	7,788,440	7,464	0.38%	7,778,486	8,189	0.42%
Noninterest-bearing liabilities:
Demand deposits	2,767,087			2,747,394			2,596,650
Other liabilities	138,291			137,903			150,632
Total noninterest-bearing liabilities	2,905,378			2,885,297			2,747,282
Total liabilities	11,225,411			10,673,737			10,525,768
Total common shareholders' equity	1,415,985			1,411,987			1,389,201
Noncontrolling interest	93			93			93
Total equity	1,416,078			1,412,080			1,389,294
Total liabilities and shareholders' equity	$12,641,489			$12,085,817			$11,915,062
Net interest income(a)		$88,932			$90,537			$89,230
Interest rate spread(a)			2.94%			3.07%			3.07%
Net interest margin(a)			3.04%			3.19%			3.20%
Cost of total deposits			0.20%			0.22%			0.26%
Average interest-earning assets to average interest-bearing liabilities			142.4%			144.7%			142.3%
Tax-equivalent adjustment		$750			$782			$754
Loans HFI yield components:
Contractual interest rate(a)(c)		$79,789	4.12%		$78,324	4.17%		$77,150	4.23%
Origination and other loan fee income(c)		4,982	0.26%		6,084	0.33%		6,377	0.35%
(Amortization) accretion on purchased loans		(2,352)	(0.12)%		(726)	(0.04)%		157	0.01%
Nonaccrual interest		1,044	0.05%		633	0.03%		431	0.02%
Total loans HFI yield		$82,463	4.31%		$84,315	4.49%		$84,115	4.61%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $7, $16, and $82 of loan contractual interest and $0, $137, and $441, of loan fees related to PPP loans for the three months ended March 31, 2022, December 31, 2021, and September 30, 2021, respectively.
(d) Includes $2,992, $6,829, and $33,002 of average PPP loan balances for the three months ended March 31, 2022, December 31, 2021, and September 30, 2021, respectively.
(e) Includes $932, $932, and $931 of interest rate premium accretion on money market deposits, $248, $316, and $426 of interest rate premium accretion on customer time deposits, and $42, $83, and $99 of interest rate premium accretion on brokered and internet deposits for the three months ended March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Nine Months Ended			Nine Months Ended
	September 30, 2022			September 30, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$8,302,649	$293,643	4.73%	$7,111,240	$250,546	4.71%
Mortgage loans held for sale(b)	269,794	7,542	3.74%	695,056	13,925	2.68%
Commercial loans held for sale	56,951	2,316	5.44%	152,802	5,065	4.43%
Securities:(b)
Taxable	1,442,397	18,762	1.74%	975,886	10,652	1.46%
Tax-exempt(a)	308,418	7,474	3.24%	323,034	7,806	3.23%
Total securities(a)	1,750,815	26,236	2.00%	1,298,920	18,458	1.90%
Federal funds sold and reverse repurchase agreements	196,282	1,490	1.01%	128,504	196	0.20%
Interest-bearing deposits with other financial institutions	1,012,061	4,039	0.53%	1,481,939	1,423	0.13%
FHLB stock	39,030	824	2.82%	30,527	470	2.06%
Total interest-earning assets(a)	11,627,582	336,090	3.86%	10,898,988	290,083	3.56%
Noninterest-earning assets:
Cash and due from banks	98,202			137,934
Allowance for loan losses	(124,635)			(157,910)
Other assets	759,791			896,042
Total noninterest-earning assets	733,358			876,066
Total assets	$12,360,940			$11,775,054
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,262,730	$11,573	0.47%	$2,904,387	$8,005	0.37%
Money market(e)	2,802,070	7,672	0.37%	2,958,864	8,753	0.40%
Savings deposits	504,215	202	0.05%	407,183	170	0.06%
Customer time deposits(e)	1,119,905	5,653	0.67%	1,288,348	6,892	0.72%
Brokered and internet time deposits(e)	8,605	86	1.34%	37,347	521	1.87%
Time deposits	1,128,510	5,739	0.68%	1,325,695	7,413	0.75%
Total interest-bearing deposits	7,697,525	25,186	0.44%	7,596,129	24,341	0.43%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	28,954	38	0.18%	34,807	77	0.30%
Federal Home Loan Bank advances(g)	110,916	2,155	2.60%	—	—	—%
Subordinated debt(f)	128,387	4,686	4.88%	155,704	5,725	4.92%
Other borrowings	1,480	22	1.99%	2,997	21	0.94%
Total other interest-bearing liabilities	269,737	6,901	3.42%	193,508	5,823	4.02%
Total interest-bearing liabilities	7,967,262	32,087	0.54%	7,789,637	30,164	0.52%
Noninterest-bearing liabilities:
Demand deposits	2,874,223			2,477,454
Other liabilities	151,337			163,257
Total noninterest-bearing liabilities	3,025,560			2,640,711
Total liabilities	10,992,822			10,430,348
Total common shareholders' equity	1,368,025			1,344,613
Noncontrolling interest	93			93
Total equity	1,368,118			1,344,706
Total liabilities and shareholders' equity	$12,360,940			$11,775,054
Net interest income(a)		$304,003			$259,919
Interest rate spread(a)			3.32%			3.04%
Net interest margin(a)			3.50%			3.19%
Cost of total deposits			0.32%			0.32%
Average interest-earning assets to average interest-bearing liabilities			145.9%			139.9%
Tax equivalent adjustment		$2,266			$2,304
Loans HFI yield components:
Contractual interest rate(a)(c)		$273,199	4.40%		$229,105	4.31%
Origination and other loan fee income(c)		18,574	0.30%		19,945	0.37%
Amortization on purchased loans		(1,339)	(0.02)%		(127)	—%
Nonaccrual interest		2,059	0.03%		1,623	0.03%
Syndication fee income		1,150	0.02%		—	—%
Total loans HFI yield		$293,643	4.73%		$250,546	4.71%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $14 and $798 of loan contractual interest and $0 and $3,137 of loan fees related to PPP loans for the nine months ended September 30, 2022 and 2021 .
(d) Includes $1,827 and $107,002 of average PPP loan balances during the nine months ended September 30, 2022 and 2021.
(e) Includes $2,795 and $2,795 of interest rate premium accretion on money market deposits, $635 and $1,861 of interest rate mark accretion on customer time deposits and $58 and $379 of interest rate mark accretion on brokered and internet deposits for the nine months ended September 30, 2022 and 2021, respectively.
(f) Includes $0 and $369 interest rate premium accretion on subordinated debt for the nine months ended September 30, 2022 and 2021, respectively.

FB Financial Corporation	10

Loans and Deposits by Market
(Unaudited)
(In Thousands)

	2022			2021
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loans by market
Metropolitan	$7,496,090	$7,005,014	$6,470,116	$6,127,930	$5,863,563
Community	669,810	682,134	704,254	738,249	745,796
Specialty lending and other	939,116	937,189	830,606	738,483	685,315
Total	$9,105,016	$8,624,337	$8,004,976	$7,604,662	$7,294,674
Deposits by market
Metropolitan	$6,140,632	$6,670,308	$7,007,149	$6,981,639	$5,918,924
Community	2,584,629	2,624,380	2,580,610	2,436,548	2,269,511
Mortgage and other(a)	1,280,821	1,248,614	1,408,519	1,418,710	1,883,483
Total	$10,006,082	$10,543,302	$10,996,278	$10,836,897	$10,071,918
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2022			2021
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment
Net interest income	$111,384	$102,171	$88,184	$89,616	$88,576
Provisions for credit losses	11,367	12,318	(4,247)	(10,769)	(2,531)
Noninterest income	10,293	10,699	11,983	21,850	13,823
Other noninterest expense	65,886	59,320	59,584	60,104	58,777
Pre-tax income after allocations	$44,424	$41,232	$44,830	$62,131	$46,153
Total assets	$11,648,610	$11,469,762	$11,890,847	$11,540,560	$10,712,281
Intracompany funding income included in net interest income	4,143	4,850	5,666	6,325	6,075
Core efficiency ratio*	53.8%	51.3%	58.7%	57.5%	57.9%
Mortgage segment
Net interest income	$—	$—	$(2)	$139	$(100)
Mortgage banking income	12,384	22,559	29,531	31,350	45,384
Other noninterest income	(85)	(44)	(122)	19	(201)
Mortgage restructuring expense	—	12,458	—	—	—
Other noninterest expense	15,961	25,219	29,688	30,798	36,230
Direct (loss) contribution	$(3,662)	$(15,162)	$(281)	$710	$8,853
Total assets	$609,472	$724,100	$783,344	$1,057,126	$1,098,009
Intracompany funding expense included in net interest income	4,143	4,850	5,666	6,325	6,075
Core efficiency ratio*	128.9%	111.8%	100.5%	97.8%	80.0%
Interest rate lock commitments volume during the period
Direct-to-consumer
Purchase	$—	$74,704	$248,723	$182,037	$153,664
Refinance	—	$21,052	$319,369	$614,863	$931,516
Total direct-to-consumer	$—	$95,756	$568,092	$796,900	$1,085,180
Retail:
Purchase	$350,909	$513,309	$497,937	$450,878	$528,700
Refinance	57,970	91,805	243,078	236,804	398,023
Total retail	$408,879	$605,114	$741,015	$687,682	$926,723
Total interest rate lock commitments volume	$408,879	$700,870	$1,309,107	$1,484,582	$2,011,903
Interest rate lock commitments pipeline (period end)
Direct-to-consumer	$—	$11,249	$210,167	$272,401	$396,965
Retail	188,430	281,467	331,393	214,995	341,237
Total	$188,430	$292,716	$541,560	$487,396	$738,202
Mortgage sales
Direct-to-consumer	$48,490	$325,608	$650,740	$765,535	$809,888
Retail	521,165	544,080	633,742	647,066	726,009
Total	$569,655	$869,688	$1,284,482	$1,412,601	$1,535,897
Gains and fees from origination and sale of mortgage loans held for sale	$11,085	$21,099	$29,397	$37,538	$39,210
Net change in fair value of loans held for sale, derivatives, and other	(2,460)	(5,354)	(7,548)	(12,478)	1,002
Mortgage servicing income	8,104	7,966	7,429	7,632	7,539
Change in fair value of mortgage servicing rights, net of hedging	(4,345)	(1,152)	253	(1,342)	(2,367)
Total mortgage banking income	$12,384	$22,559	$29,531	$31,350	$45,384
Mortgage sale margin(a)	1.95%	2.43%	2.29%	2.66%	2.55%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio
As of the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2022						2021
	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,534,159	17%	$1,479,424	17%	$1,380,600	17%	$1,290,565	17%	$1,252,425	17%
Construction	1,679,497	18%	1,575,331	18%	1,468,811	19%	1,327,659	17%	1,190,623	16%
Residential real estate:
1-to-4 family mortgage	1,545,252	17%	1,457,452	17%	1,346,349	17%	1,270,467	17%	1,175,155	16%
Residential line of credit	460,774	5%	425,485	5%	392,740	5%	383,039	5%	392,440	5%
Multi-family mortgage	394,366	4%	391,970	5%	400,501	5%	326,551	4%	324,662	5%
Commercial real estate:
Owner occupied	1,158,343	13%	1,053,872	12%	978,436	12%	951,582	13%	938,241	13%
Non-owner occupied	1,954,219	22%	1,885,122	22%	1,706,546	21%	1,730,165	23%	1,695,573	23%
Consumer and other	378,406	4%	355,681	4%	330,993	4%	324,634	4%	325,555	5%
Total loans HFI	$9,105,016	100%	$8,624,337	100%	$8,004,976	100%	$7,604,662	100%	$7,294,674	100%
Variable interest rate portfolio percentage		48%		48%		49%		49%		50%
Variable interest rate portfolio percentage with maturity dates due after one year		42%		42%		44%		44%		46%

Unfunded loan commitments
Commercial and Industrial	$1,062,657	29%	$1,003,189	30%	$819,924	26%	$769,463	25%	$750,828	27%
Construction	1,696,733	45%	1,522,155	47%	1,599,738	50%	1,558,429	50%	1,333,549	48%
Residential real estate:
1-to-4 family mortgage	868	—%	949	—%	1,118	—%	2,010	—%	1,090	—%
Residential line of credit	640,834	18%	596,236	18%	579,098	18%	552,532	18%	522,087	18%
Multi-family mortgage	28,407	1%	11,742	—%	13,742	—%	13,331	—%	9,696	—%
Commercial real estate:
Owner occupied	63,457	2%	49,924	1%	48,769	2%	53,952	2%	66,585	2%
Non-owner occupied	136,163	4%	96,462	3%	101,335	3%	109,825	4%	122,027	4%
Consumer and other	30,358	1%	48,349	1%	32,261	1%	26,519	1%	20,324	1%
Total unfunded loans HFI	$3,659,477	100%	$3,329,006	100%	$3,195,985	100%	$3,086,061	100%	$2,826,186	100%
(a) Includes PPP loan balances of $851, $1,289, $2,062, $3,990, and $9,415 as of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021,respectively.

FB Financial Corporation	13

Asset Quality
As of or for the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2022			2021
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Allowance for credit losses roll forward summary
Allowance for credit losses at the beginning of the period	$126,272	$120,049	$125,559	$139,446	$144,663
Charge-offs	(461)	(2,388)	(579)	(3,225)	(2,614)
Recoveries	476	430	1,198	984	229
Provision for credit losses	8,189	8,181	(6,129)	(11,646)	(2,832)
Allowance for credit losses at the end of the period	$134,476	$126,272	$120,049	$125,559	$139,446
Allowance for credit losses as a percentage of total loans HFI	1.48%	1.46%	1.50%	1.65%	1.91%
Allowance for credit losses on unfunded commitments	$23,577	$20,399	$16,262	$14,380	$13,503
Charge-offs
Commercial and Industrial	$—	$(1,751)	$(4)	$(1,224)	$(2,175)
Construction	—	—	—	—	(1)
Residential real estate:
1-to-4 family mortgage	(20)	(23)	—	(5)	—
Multi-family mortgage	—	—	—	(1)	—
Commercial real estate:
Non-owner occupied	—	—	—	(1,566)	—
Consumer and other	(441)	(614)	(575)	(429)	(438)
Total charge-offs	(461)	(2,388)	(579)	(3,225)	(2,614)
Recoveries
Commercial and Industrial	342	26	958	626	19
Construction	—	11	—	—	3
Residential real estate:
1-to-4 family mortgage	13	14	12	27	33
Residential line of credit	—	16	1	99	1
Commercial real estate:
Owner occupied	51	15	10	13	4
Consumer and other	70	348	217	219	169
Total recoveries	476	430	1,198	984	229
Net recoveries (charge-offs)	$15	$(1,958)	$619	$(2,241)	$(2,385)
Net (recoveries) charge-offs as a percentage of average total loans	0.00%	0.09%	(0.03)%	0.12%	0.13%
Nonperforming assets(a)
Past due 90 days or more and accruing interest	$16,002	$14,585	$12,873	$11,735	$8,901
Nonaccrual	26,625	29,535	27,826	35,568	34,126
Total nonperforming loans held for investment	42,627	44,120	40,699	47,303	43,027
Commercial loans held for sale	—	1,459	5,087	5,217	5,625
Mortgage loans held for sale(b)	26,485	—	—	—	—
Other real estate owned:
Foreclosed	3,452	6,418	6,692	6,429	6,514
Excess land and facilities	2,467	2,980	3,029	3,348	3,501
Other assets	639	527	453	686	347
Total nonperforming assets	$75,670	$55,504	$55,960	$62,983	$59,014
Total nonperforming loans as a percentage of loans held for investment	0.47%	0.51%	0.51%	0.62%	0.59%
Total nonperforming assets as a percentage of total assets(b)	0.62%	0.46%	0.44%	0.50%	0.50%
Total nonaccrual loans as a percentage of total loans HFI	0.29%	0.34%	0.35%	0.47%	0.47%
Loans restructured as troubled debt restructurings	$14,959	$17,054	$20,601	$32,435	$29,645
Troubled debt restructurings as a percentage of loans held for investment	0.16%	0.20%	0.26%	0.43%	0.41%
(a) Nonperforming assets include guaranteed repurchased loans previously sold of $4,122, $4,003, $5,741, $4,000, and $3,000 as of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.
(b) Includes optional right to repurchase seriously delinquent government guaranteed GNMA mortgage loans previously sold recorded as of September 30, 2022 as a result of a prospective change in accounting policy during the third quarter of 2022.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2022	December 31, 2021

Total Common Shareholders' Equity	$1,281,161	$1,432,602
Less:
Goodwill	242,561	242,561
Other intangibles	13,407	16,953
Tangible Common Equity	$1,025,193	$1,173,088

Total Assets	$12,258,082	$12,597,686
Less:
Goodwill	242,561	242,561
Other intangibles	13,407	16,953
Tangible Assets	$12,002,114	$12,338,172

Preliminary Total Risk-Weighted Assets	$11,506,518	$9,904,606

Total Common Equity to Total Assets	10.5%	11.4%
Tangible Common Equity to Tangible Assets*	8.54%	9.51%

	September 30, 2022	December 31, 2021
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,257,489	$1,221,874
Tier 1 Capital	1,287,489	1,251,874
Total Capital	1,515,825	1,434,581

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	10.9%	12.3%
Tier 1 Risk-Based	11.2%	12.6%
Total Risk-Based	13.2%	14.5%
Tier 1 Leverage	10.7%	10.5%
(a) Reflects CECL transition relief of $30,676 and $40,901 add-back for the period ending September 30, 2022 and December 31, 2021, respectively, and $35,078 and $46,771 disallowed from add-back to Tier 2 capital for the period ended September 30, 2022 and December 31, 2021, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	15

Investment Portfolio
(Unaudited)
(In Thousands, Except %)

	2022						2021
Securities (at fair value)	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
Available-for-sale debt securities
U.S. government agency securities	$39,831	3%	$42,059	3%	$38,882	2%	$33,870	2%	$10,571	1%
Mortgage-backed securities - residential	1,057,763	72%	1,164,932	72%	1,232,256	73%	1,269,372	76%	1,210,503	77%
Mortgage-backed securities - commercial	17,847	1%	20,668	1%	14,307	1%	15,250	1%	15,712	1%
Municipals, tax exempt	252,143	17%	273,164	17%	310,138	18%	338,610	20%	327,239	21%
Treasury securities	107,297	7%	109,793	7%	80,173	5%	14,908	1%	6,006	—%
Corporate securities	7,290	—%	7,625	—%	7,769	1%	6,515	—%	2,527	—%
Total available-for-sale debt securities	1,482,171	100%	1,618,241	100%	1,683,525	100%	1,678,525	100%	1,572,558	100%
Equity securities	2,962	—%	3,103	—%	3,213	—%	3,367	—%	4,779	—%
Total securities	$1,485,133	100%	$1,621,344	100%	$1,686,738	100%	$1,681,892	100%	$1,577,337	100%
Securities to total assets	12.1%		13.3%		13.3%		13.4%		13.4%
Unrealized (loss) gain on available-for-sale debt securities	$(258,614)		$(167,510)		$(100,933)		$4,727		$14,374

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022			2021
Adjusted net income	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income before income taxes	$40,762	$26,070	$44,549	$62,841	$55,006
Plus mortgage restructuring expenses	—	12,458	—	—	—
Less other non-operating items(1)	(387)	(2,010)	(174)	8,499	1,235
Adjusted pre-tax net income	41,149	40,538	44,723	54,342	53,771
Adjusted income tax expense(2)	9,032	10,487	9,358	11,791	11,072
Adjusted net income	$32,117	$30,051	$35,365	$42,551	$42,699
Weighted average common shares outstanding - fully diluted	47,024,611	47,211,650	47,723,902	47,896,715	48,007,147
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.68	$0.41	$0.74	$1.02	$0.94
Plus mortgage restructuring expenses	—	0.27	—	—	—
Less other non-operating items	—	(0.04)	—	0.18	0.02
Less tax effect	—	0.08	—	(0.05)	0.03
Adjusted diluted earnings per common share	$0.68	$0.64	$0.74	$0.89	$0.89
(1) 3Q22 includes a $387 loss from change in fair value of commercial loans held for sale acquired from Franklin; 2Q22 includes a $2,010 loss from change in fair value of commercial loans held for sale acquired from Franklin; 1Q22 includes a $174 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q21 includes $9,921 gain from change in fair value of commercial loans held for sale acquired from Franklin and $1,422 related to certain nonrecurring charitable contributions; 3Q21 includes a $740 gain from change in fair value of commercial loans held for sale acquired from Franklin, a $1,510 loss on swap, and a gain of $2,005 from sales other real estate owned.

(2) 3Q21 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

	2022			2021
Adjusted pre-tax pre-provision earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Income before income taxes	$40,762	$26,070	$44,549	$62,841	$55,006
Plus provisions for credit losses	11,367	12,318	(4,247)	(10,769)	(2,531)
Pre-tax pre-provision earnings	52,129	38,388	40,302	52,072	52,475
Plus mortgage restructuring expenses	—	12,458	—	—	—
Less other non-operating items	(387)	(2,010)	(174)	8,499	1,235
Adjusted pre-tax pre-provision earnings	$52,516	$52,856	$40,476	$43,573	$51,240

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted net income	YTD 2022	2021	2020	2019	2018
Income before income taxes	$111,381	$243,051	$82,461	$109,539	$105,854
Plus mortgage restructuring, offering, and merger and conversion expenses	12,458	605	34,879	7,380	2,265
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	66,136	—	—
Less other non-operating items(1)	(2,571)	11,032	(4,400)	—	—
Adjusted pre-tax net income	126,410	232,624	187,876	116,919	108,119
Adjusted income tax expense(2)	28,878	51,553	45,944	27,648	26,034
Adjusted net income	$97,532	$181,071	$141,932	$89,271	$82,085
Weighted average common shares outstanding - fully diluted	47,315,100	47,955,880	38,099,744	31,402,897	31,314,981
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.83	$3.97	$1.67	$2.65	$2.55
Plus mortgage restructuring, offering, and merger and conversion expenses	0.26	0.01	0.92	0.24	0.07
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	1.74	—	—
Less other non-operating items	(0.05)	0.22	(0.11)	—	—
Less tax effect	0.08	(0.02)	0.71	0.06	0.01
Adjusted diluted earnings per common share	$2.06	$3.78	$3.73	$2.83	$2.61
(1) YTD2022 includes a $2,571 loss from change in fair value of commercial loans held for sale acquired from Franklin; 2021 includes a $11,172 gain from change in fair value on commercial loans held for sale acquired from Franklin, a loss on swap cancellation of $1,510, a $2,005 gain on other real estate owned, a $787 gain from lease terminations and $1,422 related to certain nonrecurring charitable contributions; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

Adjusted pre-tax pre-provision earnings	YTD 2022	2021	2020	2019	2018
Income before income taxes	$111,381	$243,051	$82,461	$109,539	$105,854
Plus provisions for credit losses	19,438	(40,993)	107,967	7,053	5,398
Pre-tax pre-provision earnings	130,819	202,058	190,428	116,592	111,252
Plus mortgage restructuring, offering, and merger and conversion expenses	12,458	605	34,879	7,380	2,265
Less other non-operating items	(2,571)	11,032	(4,400)	—	—
Adjusted pre-tax pre-provision earnings	$145,848	$191,631	$229,707	$123,972	$113,517

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
As of or for the Period Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022			2021
Core efficiency ratio (tax-equivalent basis)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total noninterest expense	$81,847	$96,997	$89,272	$90,902	$95,007
Less mortgage restructuring expenses	—	12,458	—	—	—
Less certain charitable contributions	—	—	—	1,422	—
Core noninterest expense	$81,847	$84,539	$89,272	$89,480	$95,007
Net interest income (tax-equivalent basis)	$112,145	$102,926	$88,932	$90,537	$89,230
Total noninterest income	22,592	33,214	41,392	53,219	59,006
Less (loss) gain on change in fair value on commercial loans held for sale	(387)	(2,010)	(174)	9,921	740
Less loss on swap cancellation	—	—	—	—	(1,510)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	429	(8)	(434)	187	2,182
Less (loss) gain from securities, net	(140)	(109)	(152)	46	51
Core noninterest income	22,690	35,341	42,152	43,065	57,543
Core revenue	$134,835	$138,267	$131,084	$133,602	$146,773
Efficiency ratio (GAAP)(a)	61.1%	71.6%	68.9%	63.6%	64.4%
Core efficiency ratio (tax-equivalent basis)	60.7%	61.1%	68.1%	67.0%	64.7%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2022			2021
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core noninterest expense	$81,847	$84,539	$89,272	$89,480	$95,007
Less Mortgage segment core noninterest expense	15,961	25,219	29,688	30,798	36,230
Banking segment core noninterest expense	$65,886	$59,320	$59,584	$58,682	$58,777
Banking segment net interest income (tax-equivalent basis)	$112,145	$102,926	$88,934	$90,398	$89,330
Core noninterest income	22,690	35,341	42,152	43,065	57,543
Less Mortgage segment core noninterest income	12,384	22,559	29,531	31,350	45,384
Banking segment core noninterest income	10,306	12,782	12,621	11,715	12,159
Core revenue	134,835	138,267	131,084	133,602	146,773
Less Mortgage segment core total revenue	12,384	22,559	29,529	31,489	45,284
Banking segment core total revenue	$122,451	$115,708	$101,555	$102,113	$101,489
Banking segment core efficiency ratio (tax-equivalent basis)	53.8%	51.3%	58.7%	57.5%	57.9%

Mortgage segment core efficiency ratio (tax-equivalent)
Mortgage segment noninterest expense	$15,961	$37,677	$29,688	$30,798	$36,230
Less mortgage restructuring expense	—	12,458	—	—	—
Mortgage segment core noninterest expense	$15,961	$25,219	$29,688	$30,798	$36,230
Mortgage segment net interest income	—	—	(2)	139	(100)
Mortgage segment noninterest income	12,299	22,515	29,409	31,369	45,183
Less (loss) gain on sales or write-downs of other real estate owned	(85)	(44)	(122)	19	(201)
Mortgage segment core noninterest income	12,384	22,559	29,531	31,350	45,384
Mortgage segment core total revenue	$12,384	$22,559	$29,529	$31,489	$45,284
Mortgage segment core efficiency ratio (tax-equivalent basis)	128.9%	111.8%	100.5%	97.8%	80.0%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022			2021
Adjusted Banking segment pre-tax pre-provision earnings	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment pre-tax net contribution	$44,424	$41,232	$44,830	$62,131	$46,153
Plus provisions for credit losses	11,367	12,318	(4,247)	(10,769)	(2,531)
Banking segment pre-tax pre-provision earnings	55,791	53,550	40,583	51,362	43,622
Less other non-operating items	(387)	(2,010)	(174)	8,499	1,235
Adjusted Banking segment pre-tax pre-provision earnings	$56,178	$55,560	$40,757	$42,863	$42,387

	2022			2021
Adjusted Mortgage segment (loss) contribution	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Mortgage segment pre-tax net (loss) contribution	$(3,662)	$(15,162)	$(281)	$710	$8,853
Plus mortgage restructuring expense	—	12,458	—	—	—
Adjusted Mortgage segment pre-tax net (loss) contribution	$(3,662)	$(2,704)	$(281)	$710	$8,853
Pre-tax pre-provision earnings	$52,129	$38,388	$40,302	$52,072	$52,475
Mortgage segment pre-tax pre-provision net contribution to total pre-tax pre-provision earnings	N/A	N/A	N/A	1.36%	16.9%
Adjusted pre-tax pre-provision earnings	$52,516	$52,856	$40,476	$43,573	$51,240
Adjusted Mortgage segment pre-tax pre-provision net contribution to total adjusted pre-tax pre-provision earnings	N/A	N/A	N/A	1.63%	17.3%

	2022			2021
Tangible assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible assets
Total assets	$12,258,082	$12,193,862	$12,674,191	$12,597,686	$11,810,290
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	13,407	14,515	15,709	16,953	18,248
Tangible assets	$12,002,114	$11,936,786	$12,415,921	$12,338,172	$11,549,481
Tangible common equity
Total common shareholders' equity	$1,281,161	$1,319,852	$1,379,776	$1,432,602	$1,400,913
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	13,407	14,515	15,709	16,953	18,248
Tangible common equity	$1,025,193	$1,062,776	$1,121,506	$1,173,088	$1,140,104
Less accumulated other comprehensive (loss) income, net	(187,440)	(120,495)	(71,544)	5,858	12,637
Adjusted tangible common equity	$1,212,633	$1,183,271	$1,193,050	$1,167,230	$1,127,467
Common shares outstanding	46,926,377	46,881,896	47,487,874	47,549,241	47,707,634
Book value per common share	$27.30	$28.15	$29.06	$30.13	$29.36
Tangible book value per common share	$21.85	$22.67	$23.62	$24.67	$23.90
Adjusted tangible book value per common share	$25.84	$25.24	$25.12	$24.55	$23.63
Total common shareholders' equity to total assets	10.5%	10.8%	10.9%	11.4%	11.9%
Tangible common equity to tangible assets	8.54%	8.90%	9.03%	9.51%	9.87%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022			2021
Return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average common shareholders' equity	$1,336,143	$1,352,701	$1,415,985	$1,411,987	$1,389,201
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	13,953	15,144	16,376	17,580	18,950
Average tangible common equity	$1,079,629	$1,094,996	$1,157,048	$1,151,846	$1,127,690
Net income	$31,831	$19,345	$35,236	$48,827	$45,290
Return on average common equity	9.45%	5.74%	10.1%	13.7%	12.9%
Return on average tangible common equity	11.7%	7.09%	12.4%	16.8%	15.9%
Adjusted net income	$32,117	$30,051	$35,365	$42,551	$42,699
Adjusted return on average tangible common equity	11.8%	11.0%	12.4%	14.7%	15.0%
Adjusted pre-tax pre-provision earnings	$52,516	$52,856	$40,476	$43,573	$51,240
Adjusted pre-tax pre-provision return on average tangible common equity	19.3%	19.4%	14.2%	15.0%	18.0%

Return on average tangible common equity	YTD 2022	2021	2020	2019	2018
Average common shareholders' equity	$1,368,025	$1,361,637	$966,336	$723,494	$629,922
Less average goodwill	242,561	242,561	199,104	160,587	137,190
Less average intangibles, net	15,149	19,606	22,659	17,236	12,815
Average tangible common equity	$1,110,315	$1,099,470	$744,573	$545,671	$479,917
Net income	$86,412	$190,285	$63,621	$83,814	$80,236
Return on average common equity	8.45%	14.0%	6.58%	11.6%	12.7%
Return on average tangible common equity	10.4%	17.3%	8.54%	15.4%	16.7%
Adjusted net income	$97,532	$181,071	$141,932	$89,271	$82,085
Adjusted return on average tangible common equity	11.7%	16.5%	19.1%	16.4%	17.1%
Adjusted pre-tax pre-provision earnings	$145,848	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average tangible common equity	17.6%	17.4%	30.9%	22.7%	23.7%

	2022			2021
Adjusted return on average assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net income	$31,831	$19,345	$35,236	$48,827	$45,290
Average assets	12,038,115	12,427,479	12,641,489	12,085,817	11,915,062
Average common equity	1,336,143	1,352,701	1,415,985	1,411,987	1,389,201
Return on average assets	1.05%	0.62%	1.13%	1.60%	1.51%
Return on average common equity	9.45%	5.74%	10.1%	13.7%	12.9%
Adjusted net income	$32,117	$30,051	$35,365	$42,551	$42,699
Adjusted return on average assets	1.06%	0.97%	1.13%	1.40%	1.42%
Adjusted return on average common equity	9.54%	8.91%	10.1%	12.0%	12.2%
Adjusted pre-tax pre-provision earnings	$52,516	$52,856	$40,476	$43,573	$51,240
Adjusted pre-tax pre-provision return on average assets	1.73%	1.71%	1.30%	1.43%	1.71%
Adjusted pre-tax pre-provision return on average common equity	15.6%	15.7%	11.6%	12.2%	14.6%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	YTD 2022	2021	2020	2019	2018
Net income	$86,412	$190,285	$63,621	$83,814	$80,236
Average assets	12,360,940	11,848,460	8,438,100	5,777,672	4,844,865
Average common equity	1,368,025	1,361,637	966,336	723,494	629,922
Return on average assets	0.93%	1.61%	0.75%	1.45%	1.66%
Return on average common equity	8.45%	14.0%	6.58%	11.6%	12.7%
Adjusted net income	$97,532	$181,071	$141,932	$89,271	$82,085
Adjusted return on average assets	1.05%	1.53%	1.68%	1.55%	1.69%
Adjusted return on average common equity	9.53%	13.3%	14.7%	12.3%	13.0%
Adjusted pre-tax pre-provision earnings	$145,848	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average assets	1.58%	1.62%	2.72%	2.15%	2.34%
Adjusted pre-tax pre-provision return on average common equity	14.3%	14.1%	23.8%	17.1%	18.0%

FB Financial Corporation	22